Rule 497(e)
                                                              File Nos. 33-53368
                                                                   and 811-07290

                      Supplement dated February 10, 1998 to
                       Statement of Additional Information
                             dated December 24, 1997

                          BEAR STEARNS INVESTMENT TRUST
                         EMERGING MARKETS DEBT PORTFOLIO

The Statement of Additional Information is amended as follows:

1. On page 2, in the section entitled "Investment Objective and Policies," the following sentences will be added after the first sentence in the subsection entitled "Convertible Securities":

                  "Convertible securities include corporate bonds, debentures, notes and other similar corporate debt instruments, and may also include forms of preferred or preference stock. Convertible debt securities have characteristics of both fixed income and equity investments."

2. On page 6, in the section entitled "Investment Objective and Policies," the following subsection will be added after the subsection entitled "Indexed Securities":

                          "Other.  New  forms  of  securities   continue  to  be
                  developed. The Portfolio may invest in such securities to the extent consistent with its investment objectives and investment policies, subject to Federal and state law and regulatory requirements and prior shareholder notification."